POWER OF ATTORNEY
-----------------

                                   (FORM 10-K)

         KNOW ALL MEN BY THESE PRESENTS, that ADAMS OUTDOOR ADVERTISING, INC., a Minnesota corporation (the "Company"), and each of the undersigned directors of the Company, hereby constitutes and appoints J. Kevin Gleason and Abe Levine and each of them (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/him/her and in its/his/her name, place and stead, in any and all capacities to sign, execute, affix its/his/her seal thereto and file the Annual Report on Form 10-K of the Company and Adams Outdoor Advertising Limited Partnership for the year ended December 31, 1997 under the Securities Exchange Act of 1933, as amended, with any amendment or amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority.

         There is hereby granted to said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as it/he/she or itself/himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

     Adams Outdoor Advertising, Inc. has caused this Power of Attorney to be executed in its name by its Chief Executive Officer on the 31st day of March, 1998

                                   ADAMS OUTDOOR ADVERTISING, INC.


                                   By   /s/ J. Kevin Gleason
                                      --------------------------
                                      J. Kevin Gleason
                                      Chief Executive Officer
                                      and President


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The undersigned, directors of ADAMS OUTDOOR ADVERTISING, INC., have hereunto set their hands as of the 31st day of March, 1998.



         /s/ Stephen Adams                       /s/ J. Kevin Gleason
------------------------------------        ---------------------------------
         Stephen Adams                            J. Kevin Gleason



         /s/ David Frith-Smith                  /s/ George Pransky
------------------------------------        ---------------------------------
         David Frith-Smith                       George Pransky



         /s/ Andris A. Baltins
------------------------------------
         Andris A. Baltins



                                D I R E C T O R S

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